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                                                                  EXHIBIT 10.42

                                VOTING AGREEMENT

      VOTING AGREEMENT, dated as of December 15, 2006, among SMITH & WESSON HOLDING CORPORATION, a Nevada corporation ("Smith & Wesson"), and the other Persons listed on the signatures page hereto (each a "Stockholder" and collectively "Stockholders").

                                   WITNESSETH

      WHEREAS, as of the date hereof, each Stockholder beneficially owns the number of shares of common stock and preferred stock of Bear Lake Acquisition Corporation, a Delaware corporation ("Bear Lake") set forth opposite such Stockholder's name on Schedule I hereto (all shares so owned and that may hereafter be acquired by any Stockholder prior to the termination of this Agreement, whether upon the exercise of options, conversion of convertible securities, exercise of warrants, purchase, dividend, distribution, or otherwise, being referred to herein with respect to each Stockholder as "Shares"); and

      WHEREAS, contemporaneously with the execution and delivery of this Agreement, Bear Lake and Stockholders are entering into an Agreement and Plan of Merger, dated as of the date hereof (as such agreement may hereafter be amended from time to time, the "Merger Agreement"), with Smith & Wesson and SWAC-TC, Inc., a Delaware corporation that is a wholly owned subsidiary of Smith & Wesson ("SWAC"), which provides for, upon the terms and subject to the conditions set forth therein, the merger of SWAC with and into Bear Lake (the "Merger"); and

      WHEREAS, pursuant to the Merger Agreement, Bear Lake has agreed to call a special meeting of its stockholders or obtain an Action by Unanimous Consent of Stockholders for the purpose of approving the Merger Agreement and the Merger (the "Proposal"); and

      WHEREAS, in consideration of Smith & Wesson entering into the Merger Agreement and incurring fees and expenses relating to the Merger, Stockholders have agreed to enter into this Agreement.

      NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, Smith & Wesson and Stockholders hereby agree as follows:

                                    SECTION 1
            VOTING OF SHARES; AND OTHER COVENANTS OF THE STOCKHOLDERS

      1.1 VOTING OF SHARES. From the date hereof until termination of this Agreement pursuant to Section 3.2 (the "Term"), at any meeting of the stockholders of Bear Lake called to vote on the Proposal or at any adjournment or postponement thereof, and in any action by consent of the stockholders of Bear Lake with respect to which approval of the Proposal is sought, each Stockholder shall (a) appear at such meeting or otherwise cause such Stockholder's Shares to be counted as present thereat for purposes of establishing a quorum and vote (or cause to be voted) such Stockholder's Shares in favor of the Proposal and such other

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matters as may be necessary or advisable to consummate the transactions contemplated by the Merger Agreement or (b) execute a Unanimous Consent in Writing to the same effect.

      1.2 NO INCONSISTENT ARRANGEMENTS. Except as contemplated by this Agreement, no Stockholder shall during the Term (a) grant any proxy, power-of-attorney, or other authorization in or with respect to such Stockholder's Shares that is inconsistent with the terms hereof, (b) deposit such Stockholder's Shares into a voting trust or enter into a voting agreement or arrangement with respect to such Stockholder's Shares, (c) sell, transfer, pledge, encumber, assign, or otherwise dispose of or enforce or permit the execution of the provisions of any redemption, share purchase or sale, recapitalization, or other agreement with Bear Lake or enter into any contract, option, or other arrangement or understanding with respect to the offer for sale, sale, transfer, pledge, encumbrance, assignment, or other disposition of any of such Stockholder's Shares, except to a person who agrees in writing to be bound by the terms and conditions of this Agreement as a Stockholder, or (d) take any other action that would in any way restrict, limit, or interfere with the performance of such Shareholder's obligations hereunder or the transactions contemplated hereby or by the Merger Agreement.

      1.3 DISCLOSURE. Stockholder hereby authorizes Smith & Wesson and Bear Lake to publish and disclose in any filing with the SEC such Stockholder's identity and ownership of Shares and the nature of such Stockholder's commitments, arrangements, and understandings under this Agreement and the Merger Agreement.

                                    SECTION 2
               REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDERS

      Each Stockholder severally hereby represents and warrants as follows:

      2.1 AUTHORITY. Such Stockholder has all requisite power and authority to enter into this Agreement and to fulfill such Stockholder's obligations under this Agreement. This Agreement has been duly executed and delivered by and constitutes a legal, valid, and binding agreement of such Stockholder enforceable against such Stockholder in accordance with its terms, except that
(a) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium, or other similar laws nor or hereafter in effect relating to creditors' rights, and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defines and to the discretion of the court before which nay proceeding therefor may be brought.

      2.2 REQUIRED FILINGS AND CONSENTS. The execution, delivery, and performance of this Agreement by such Stockholder will not violate or result in a breach by such Stockholder of, or constitute a default under, or conflict with, or cause any acceleration of any obligation with respect to (a) any provision or restriction of any governing instrument or document, stockholders' agreement, voting trust, proxy, or other similar agreement, (b) any loan agreement, indenture, lease, or mortgage to which such Stockholder is a party or by which such Stockholder is bound, or (c) any order, judgment, award, decree, law, rule, ordinance, regulation, or other restriction of any kind or character to which any assets or properties of such Stockholder is subject or by which such Stockholder is bound.

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      2.3 OWNERSHIP OF SHARES. Such Stockholder is the record and beneficial owner of the Shares set forth opposite such Stockholder's name on Schedule I hereto. On the date hereof, such Shares constitute all of the Shares owned of record or beneficially by such Stockholder.

      2.4 RELIANCE. Such Stockholder understands and acknowledges that Smith & Wesson is entering into the Merger Agreement in reliance upon such Stockholder's execution, delivery, and performance of this Agreement.

                                    SECTION 3
                                  MISCELLANEOUS

      3.1 DEFINITIONS. Terms used but not otherwise defined in this Agreement shall have the meanings ascribed to such terms in the Merger Agreement.

      3.2 TERMINATION. This Agreement shall terminate and be of no further force and effect upon termination of the Merger Agreement in accordance with its terms. No such termination of this Agreement shall relieve any party hereto from any liability for any breach of this Agreement prior to termination.

      3.3 FURTHER ASSURANCE. From time to time, at another party's request and without consideration, each party hereto shall execute and deliver such additional documents and take all such further action as may be necessary or desirable to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement.

      3.4 NO WAIVER. The failure of any party hereto to exercise any right, power, or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, or any custom or practice of the parties at variance with the terms hereof shall not constitute a waiver by such party of its right to exercise any such right, power or remedy or to demand such compliance.

      3.5 SPECIFIC PERFORMANCE. Each Stockholder acknowledges that if such Stockholder fails to perform any of such Stockholder's obligations under this Agreement, immediate and irreparable harm or injury would be caused to Smith & Wesson for which money damages would not be an adequate remedy. In such event, such Stockholder agrees that Smith & Wesson shall have the right, in addition to any other rights it may have, to specific performance of this Agreement. Accordingly, should Smith & Wesson institute an action or proceeding seeking specific enforcement of the provisions hereof, each Stockholder hereby waives the claim or defense that Smith & Wesson has an adequate remedy at law and hereby agrees not to assert in any such action or proceeding the claim or defense that such a remedy at law exists.

      3.6 NOTICE. All notices, requests, consents, demands, and other communications under this Agreement shall be in writing and shall be deemed to have been duly given and received (a) if mailed by registered or certified mail, three business days after deposit in the United States mail, postage prepaid, return receipt requested; (b) upon confirmation of a receipt of a facsimile or e-mail transmission; (c) if hand delivered, upon delivery against receipt

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or upon refusal to accept the notice; or (d) if delivered by a standard overnight courier, one business day after deposit with such courier, postage prepaid, in each case, addressed to such party at the address set forth below:

                    If to Smith & Wesson:

                    Smith & Wesson Holding Corporation
                    2100 Roosevelt Avenue
                    Springfield, Massachusetts 01104-1606
                    Attention:  Michael F. Golden
                    Phone:  (413) 747-3349
                    Fax:  (413) 739-8528
                    E-mail: mgolden@smith-wesson.com

                    with a copy given in the manner
                    prescribed above, to:

                    Greenberg Traurig, LLP
                    2375 E. Camelback Road, Suite 700
                    Phoenix, Arizona 85016
                    Attention: Robert S. Kant, Esq.
                    Phone: (602) 445-8000
                    Fax: (602) 445-8100
                    E-mail: kantr@gtlaw.com

                    If to Stockholders:

                    c/o TGV Capital Partners
                    24 Corporate Plaza, Suite 100
                    Newport Beach, California 92660
                    Attention: Geoffrey Moore and Mitchell Vince
                    Phone: _____________________
                    Fax:  (949) 720-9481
                    E-mail: ____________________

                    with a copy given in the manner
                    prescribed above, to:

                    Stradling Yocca Carlson & Rauth
                    660 Newport Center Drive, Suite 1600
                    Newport Beach, California 92660
                    Attention:  Michael E. Flynn, Esq.
                    Phone: (949) 725-4245
                    Fax: (949) 725-4100
                    E-mail: mflynn@sycr.com

      3.7 HEADINGS. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

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      3.8 SEVERABILITY. If any term or other provision of this Agreement is invalid, illegal, or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal, or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the maximum extent possible.

      3.9 ENTIRE AGREEMENT; THIRD-PARTY BENEFICIARIES. This Agreement contains the entire understanding among the parties hereto with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings, inducements, or conditions, express or implied, oral or written, except as herein contained. The express terms hereof control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof.

      3.10 ASSIGNMENT. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of law or otherwise.

      3.11 GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL. This Agreement shall be governed by, and construed in accordance with, the internal laws of the state of Delaware without regard to the choice of law principles thereof. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the state of Delaware located in New Castle County and the United States District Court for the District of Delaware for the purpose of any suit, action, proceeding, or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action, or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action, or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action, or proceeding brought in such courts and irrevocably waives any claim that any such suit, action, or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

      3.12 AMENDMENT. This Agreement may not be amended except by an instrument in writing signed on behalf of Smith & Wesson and each Stockholder.

      3.13 WAIVER. Any agreement on the part of a party hereto to any extension of time for the performance of any of the obligations or other acts of the other parties hereto or waiver of any inaccuracies in the representations and warranties of the other parties hereto contained herein or in any document delivered pursuant hereto or compliance by the other parties hereto with any of their agreements or conditions contained herein shall be valid only as against

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such party and only if set forth in an instrument in writing signed by such party. The failure of any party hereto to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of those rights.

      3.14 DESCRIPTIVE HEADINGS; INTERPRETATION. The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

      3.15 COUNTERPARTS. This Agreement may be executed (including by facsimile transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which shall constitute one and the same agreement.

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      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above.

                                     SMITH & WESSON HOLDING CORPORATION

                                     /s/ Michael F. Golden
                                     ------------------------------------------
                                     By:  Michael F. Golden
                                     Its: President and Chief Executive Officer

                                     STOCKHOLDERS:

                                     TGV PARTNERS - TCA INVESTORS, LLC

                                     /s/ Mitchell Vance
                                     ------------------------------------------
                                     By:  Mitchell Vance
                                     Its: Managing Member

                                     /s/ E.G. Kendrick, Jr.
                                     ------------------------------------------
                                     E.G. Kendrick, Jr.

                                     /s/ Gregory J. Ritz
                                     ------------------------------------------
                                     Gregory J. Ritz

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